UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

Public Service Enterprise Group Incorporated

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Park Plaza
Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

973 430-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock without par value	PEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01	Other Events

On October 4, 2023, Public Service Enterprise Group Incorporated (“PSEG”) completed a public offering of $600,000,000 aggregate principal amount of its 5.875% Senior Notes due 2028 (the “2028 Notes”) and $400,000,000 aggregate principal amount of its 6.125% Senior Notes due 2033 (the “2033 Notes” and together with the 2028 Notes, the “Notes”). The Notes were offered and sold by PSEG pursuant to a registration statement on Form S-3 (File No. 333-250825) (the “Registration Statement”) and the related Prospectus dated November 20, 2020 and Prospectus Supplement dated October 2, 2023. The Notes were issued pursuant to an underwriting agreement (the “Underwriting Agreement”), dated October 2, 2023, between PSEG and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement and subject to the terms and conditions expressed therein, PSEG agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement is filed as Exhibit 1 hereto. Each series of Notes is governed by an indenture, dated as of November 1, 1998 (the “Indenture”), between PSEG and U.S. Bank Trust Company, National Association, as successor trustee. The Indenture and the forms of 2028 Note and 2033 Note are filed as Exhibits 4-1, 4-2 and 4-3 hereto, respectively. The Underwriting Agreement, Indenture and the form of each series of Notes are incorporated by reference into the Registration Statement.

In connection with the offering of the Notes, PSEG is filing herewith as Exhibit 5 an opinion of John C. Walmsley, Associate Counsel of PSEG Services Corporation, addressing the legality of the Notes. Such opinion is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

Exhibit 1	Underwriting Agreement, dated October 2, 2023, between PSEG and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

Exhibit 4-1	Indenture dated as of November 1, 1998 between PSEG and U.S. Bank Trust Company, National Association (as successor to First Union National Bank), as Trustee (incorporated by reference to Exhibit 4(f) to the Annual Report on Form 10-K for the year ended December 31, 1998, File No. 001-09120).

Exhibit 4-2	Form of 2028 Note.

Exhibit 4-3	Form of 2033 Note.

Exhibit 5	Opinion of John C. Walmsley, Associate Counsel of PSEG Services Corporation, addressing the legality of the Notes.

Exhibit 23	Consent of John C. Walmsley, Associate Counsel of PSEG Services Corporation (included in Exhibit 5).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

	By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)

Date: October 4, 2023

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